UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C
(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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☒ Definitive information statement

DUNHAM FUNDS
(Name of Registrant as Specified in Its Charter)

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Dunham & Associates Investment Counsel, Inc.

10251 Vista Sorrento Parkway, Suite 200

San Diego, CA 92121-2706

(858) 964-0500 Fax: (858) 964-0555

August 5, 2016

Dear Shareholders:

The enclosed document is purely for informational purposes. You are not being asked to vote or take action on any matter. The document relates to the reappointment of the investment sub-adviser to the Dunham International Opportunity Bond Fund (the “Fund”).

As described in the enclosed Information Statement, the Independent Trustees of the Dunham Funds has reappointed Rogge Global Partners Limited (formerly Rogge Global Partners PLC) ("Rogge" or the “Sub-Adviser”) as the investment sub-adviser to the Fund and has approved an amended and restated sub-advisory agreement (the “New Sub-Advisory Agreement”) with Rogge on materially identical terms as the prior sub-advisory agreement. At the meeting of the Board held on December 15, 2015 the Board unanimously approved continuance of the Fund’s Prior Sub-Advisory agreement with Rogge for another year. Subsequent to that meeting, the Board was informed that 100% of Rogge’s issued share capital would be acquired by Allianz Global Investors. The change to Rogge’s ownership and name became effective on May 31, 2016.

By way of background, the Investment Company Act of 1940, as amended, provides that sub-advisory contracts are automatically terminated in the event of their "assignment." Because the definition of assignment includes a "change in control" of a sub-adviser, the sub-advisory agreement could be deemed to have automatically terminated on May 31, 2016, when the Sub-Adviser’s ownership and governance structure changed.

Because the change in ownership may be deemed to be a "change in control," at a meeting held on March 23, 2016, the Independent Trustees elected to approve the New Sub-Advisory Agreement and is, therefore, providing this Information Statement to the Fund’s shareholders.

As always, please feel free to call us at 1-888-3DUNHAM (338-6426) with any questions you may have.

Sincerely,

Jeffrey A. Dunham

President

DUNHAM FUNDS

Dunham International Opportunity Bond Fund

August 5, 2016

Principal Executive Office:
10251 Vista Sorrento Parkway, Suite 200
San Diego, CA 92121

INFORMATION STATEMENT

This Information Statement is being provided to the shareholders of the Dunham International Opportunity Bond Fund (the “Fund”), a series of Dunham Funds (the “Trust”). This Information Statement is in lieu of a proxy statement, pursuant to the terms of an exemptive order that the Trust received from the U.S. Securities and Exchange Commission (the “SEC”) on September 26, 2006 (the “Order”). The Order permits the Trust’s investment adviser, Dunham & Associates Investment Counsel, Inc. (“Dunham & Associates” or the “Adviser”) to hire new unaffiliated investment sub-advisers and to make changes to existing sub-advisory agreements with the approval of the Board of Trustees of the Trust (the “Board of Trustees” or the “Board”), without obtaining shareholder approval. Under the conditions of the Order, the Board must provide notice to shareholders within 90 days of appointing a new sub-adviser or implementing any material change in a sub-advisory agreement.

At a meeting held on December 15, 2015 (the “Meeting”), the trustees, including all the trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as revised (the “1940 Act”) (the “Independent Trustees”) who were present at the Meeting, renewed the sub-advisory agreement with Rogge Global Partners PLC (“Rogge” or the “Sub-Adviser”) as sub-adviser to the Fund. Subsequent to that meeting, the Board was informed that Allianz Global Investors (“AGI”) had agreed to acquire 100% of the issued share capital of Rogge. AGI’s acquisition of Rogge was completed on May 31, 2016, at which time Rogge was renamed Rogge Global Partners Limited. Because Rogge’s ownership change may be deemed to be a “change in control,” at a meeting held on March 23, 2016, the Board, including a majority of the Independent Trustees, elected to approve an amended and restated sub-advisory agreement with Rogge Global Partners Limited (the “New Sub-Advisory Agreement”) on materially identical terms as the prior sub-advisory agreement with Rogge (“Prior Sub-Advisory Agreement”).

This Information Statement is being supplied to the Fund’s shareholders to fulfill the notice requirement of the Order, and a notice regarding the website availability of this Information Statement will be mailed on or about August 5, 2016 to the Fund’s shareholders of record as of July 15, 2016 (the “Record Date”). This Information Statement describes the New Sub-Advisory Agreement for the Fund. As of the Record Date, there were issued and outstanding 223,266.030 Class A shares, 123,847.178 Class C shares, and 2,523,781.048 Class N shares of the Fund. As there will be no vote taken, no shares are entitled to vote on the matters discussed in this Information Statement.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTER DESCRIBED IN THIS INFORMATION STATEMENT. THE TRUST IS NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

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I.                             BACKGROUND

The Trust is an open-end management investment company, commonly known as a “mutual fund,” and sells and redeems shares every day that it is open for business. The Trust was organized as a Delaware statutory trust by a Declaration of Trust filed November 28, 2007, with the Secretary of State of Delaware, and is registered with the SEC under the 1940 Act. The Fund represents a separate series of beneficial interest in the Trust having different investment objectives, investment restrictions, investment programs and a different investment sub-adviser than the other series of the Trust.

The Adviser is located at 10251 Vista Sorrento Parkway, Suite 200, San Diego, California, 92121. Pursuant to an investment management agreement with the Trust on behalf of the Fund (the “Advisory Agreement”), the Adviser, subject to the supervision of the Board and in conformity with the stated policies of the Fund, manages the operations of the Fund, reviews the performance of the sub-advisers and makes recommendations to the Trustees with respect to the retention and renewal of sub-advisory agreements. The Advisory Agreement was most recently renewed by the Board of Trustees, including a majority of the Independent Trustees, at a meeting held on December 15, 2015. Subsequent to the meeting, the Board was notified that AGI had agreed to acquire 100% of the issued share capital of Rogge. AGI’s acquisition of Rogge was completed on May 31, 2016, at which time Rogge was also renamed Rogge Global Partners Limited. This change in Rogge’s ownership did not result in any changes to the portfolio management of the Fund.

As indicated above, the Adviser has obtained the Order from the SEC that permits the Adviser to enter into sub-advisory agreements with unaffiliated sub-advisers without obtaining shareholder approval. The Trust may rely on the Order provided the Fund is managed by the Adviser and complies with the terms and conditions set forth in the application for the Order. The Order also permits the Adviser, subject to the approval of the Board, to replace sub-advisers or amend sub-advisory agreements without shareholder approval (except in the case of affiliated sub-advisers) whenever the Adviser and the Board believe such action will benefit the Fund and its shareholders.

The 1940 Act provides that sub-advisory contracts are automatically terminated in the event of their "assignment." Because the definition of assignment includes a "change in control" of a sub-adviser, the sub-advisory agreement could be deemed to have automatically terminated on May 31, 2016, when the Sub-Adviser's ownership structure changed; therefore, because the change in ownership may have been a "change in control," the Board elected to approve the New Sub-Advisory Agreement with Rogge on substantially identical terms as the Prior Sub-Advisory Agreement.

II.                          PRIOR SUB-ADVISORY AGREEMENT FOR THE FUND

Prior to May 31, 2016, Rogge acted as the sub-adviser to the Fund pursuant to the Prior Sub-Advisory Agreement.

The Prior Sub-Advisory Agreement was dated and initially approved by the Board of Trustees on October 8, 2013.

Under the Advisory Agreement with Dunham & Associates, the Adviser receives a fixed fee paid monthly at a specified annual rate of the Fund’s average daily net assets. Under the Prior Sub-Advisory Agreement, Rogge received a fulcrum fee from the Fund, which varied based on Rogge’s performance as compared to the Fund’s benchmark index, the Barclays Global Aggregate Bond ex-US Index Unhedged Index (the “Index”) over a trailing 12-month period; provided, however that the performance adjustment

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to the Base Fee (as hereinafter defined) was calculated daily during the first twelve months based on the average net assets of the Fund from Fund inception to date, and the comparative performance of the Fund (based on Class N share performance) to the Index from Fund inception to date, on the day of calculation. Rogge was rewarded when performance exceeded the Index and was penalized when performance was short of the Index. No adjustment was made to the sub-advisory fees if performance fell within the “null zone,” i.e., a range where performance differences are not meaningful.

The Fund’s Fulcrum Fee was calculated using an annual base sub-advisory fee of a specified amount of the average daily net assets of the Fund (the “Base Fee”), adjusted by the Fund’s performance over a rolling twelve-month period (or, during the first twelve months, as described above), relative to the Index (the “Performance Fee”). The Base Fee under the Prior Sub-Advisory Agreement was 0.45%. The Performance Fee could adjust the Base Fee up or down by as much as +/- 0.25%, such that the sub-advisory fee could vary from 0.20% (the “Minimum Fee”) to 0.70% (the “Maximum Fee”).

Rogge was compensated under the terms of the Prior Sub-Advisory Agreement based on the Fund’s performance, and the Prior Sub-Advisory Agreement was a fulcrum fee arrangement as follows:

	Total Management Fee	Adviser’s Portion	Sub-Adviser’s Portion
Dun Dunham International Opportunity Bond	0.80% – 1.30%	0.60%	0.20% - 0.70%

The sub-advisory fee was within the limits of the negotiable sub-advisory fee range of 0% - 0.95% pre-approved by the Fund’s shareholders on November 1, 2013.

During the first twelve months of operations under the Prior Sub-Advisory Agreement, the Fund accrued, on a daily basis, the Base Fee adjusted by the Performance Fee, as described in the preceding paragraph (the “Fulcrum Fee”). At the end of the first year of the Prior Sub-Advisory Agreement, Rogge was paid a lump sum that reflected the accrued Fulcrum Fee over the year. Beginning with the thirteenth month of operations under the Prior Sub-Advisory Agreement, the entire sub-advisory fee was calculated daily and paid monthly based on the Fund’s average daily net assets and performance versus the Index over the prior rolling twelve-month period.

For the fiscal year ended October 31, 2015, pursuant to the Fulcrum Fee arrangement, the Fund paid $144,998 in investment sub-advisory fees to Rogge and paid $284,479 in investment advisory fees to the Adviser.

III.                       NEW SUB-ADVISORY AGREEMENT FOR THE FUND

At the Meeting that was attended by a majority of the Independent Trustees, the Board re-approved the hiring of Rogge as the Sub-Adviser to the Fund pursuant to the New Sub-Advisory Agreement, which is attached hereto as Appendix A. The New Sub-Advisory Agreement is substantially similar to the Prior Sub-Advisory Agreement with Rogge with the exception of the effective date and termination date.

The New Sub-Advisory Agreement has an initial term of two years, and, thereafter, will continue in effect for successive annual periods provided such continuance is approved at least annually by (1) by the vote of a majority of those Trustees of the Trust who are not interested persons of any party to the New Sub-Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Fund (except as such vote may be unnecessary pursuant to relief granted by an exemptive order from

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the SEC). The New Sub-Advisory Agreement terminates automatically in the event of its “assignment,” as defined under the 1940 Act.

Rogge, located at Sion Hall, 56 Victoria Embankment, London, EC4Y ODZ was founded in 1984 and is a United Kingdom private limited company.  Rogge had approximately $34.3 billion in assets under management as of May 31, 2016. Below is the name and principal occupation of each officer, director or controlling entity of Rogge.

Name	Title and Principal Occupation
Allianz Global Investors	Immediate Parent
David Witzer	Director
Malie Conway	Director; Chief Investment Officer of Rogge
David Gillard	Director
John Graham	Director
Olaf Rogge	Chairman, Non-Executive Director *
Tobias Pross	Non-Executive Director*
Michael Peters	Non-Executive Director *
Julian Le Beron	Chief Portfolio Manager *

*Positions with Rogge.

The fee table below illustrates the Fulcrum Fee methodology employed in the Prior Sub-Advisory Agreement and New Sub-Advisory Agreement. The Performance Fee can adjust the Base Fee of 0.45% up or down by as much as 0.25%, such that the sub-advisory fee can vary from the Minimum Fee of 0.20% to a Maximum Fee of 0.70%. In addition, the fee table illustrates the sub-advisory fee moving at a rate of 0.01% for each 0.04% of outperformance or underperformance of the Index.

ILLUSTRATIVE SUB-ADVISORY FEE RATES

Cumulative 12-Month Return	Performance Fee Adjustment	Total Fee Payable to Sub-Adviser
Plus or Minus Return of Index	Plus or Minus	If Plus	If Minus
1.00% or more	0.25%	0.70%	0.20%
0.92%	0.23%	0.68%	0.22%
0.84%	0.21%	0.66%	0.24%
0.76%	0.19%	0.64%	0.26%
0.68%	0.17%	0.62%	0.28%
0.60%	0.15%	0.60%	0.30%
0.52%	0.13%	0.58%	0.32%
0.44%	0.11%	0.56%	0.34%
0.36%	0.09%	0.54%	0.36%
0.28%	0.07%	0.52%	0.38%
0.20%	0.05%	0.50%	0.40%
Cumulative 12-Month Return	Performance Fee Adjustment	Total Fee Payable to Sub-Adviser
Plus or Minus Return of Index	Plus or Minus	If Plus	If Minus
0.12%	0.03%	0.48%	0.42%
0.04%	0.01%	0.46%	0.44%
EVEN WITH INDEX		0.45%	0.45%
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BOARD CONSIDERATIONS IN APPROVING THE NEW SUB-ADVISORY AGREEMENT

In connection with its review and approval of the New Sub-Advisory Agreement, at the March 23, 2016 Meeting, the Independent Trustees considered materials furnished by Rogge, including information about, but not limited to, Rogge’s performance, services, personnel and operations. The Trustees discussed that the terms of the New Sub-Advisory Agreement and the performance goals and fulcrum fee arrangements set forth in the New Sub-Advisory Agreement were not being changed. It was the consensus of the Trustees that their conclusions with respect to approving continuation of the Sub-Advisory Agreement with Rogge that were discussed at the Board meeting held on December 15, 2015 were largely unchanged and pertinent to approving the New Sub-Advisory Agreement with Rogge.

Matters considered by the Board, including all the Independent Trustees present at the Meeting, in connection with its approval of the New Sub-Advisory Agreement included the following:

Nature, Extent and Quality of Services. The Trustees reviewed the nature, extent and quality of the services provided by Rogge and evaluated the nature, quality and extent of the services to be provided by Rogge after the change of control that was scheduled to take effect in the second quarter of 2016 and pursuant to the New Sub-Advisory Agreement. They considered, among other things, the expected impact of the change of control on the operations, facilities, organization and personnel of Rogge and how it would affect the Fund, the ability of Rogge to perform its duties after the change of control and any anticipated changes to the current investment practices and related services provided to the Fund. The Trustees noted that it was anticipated that the change of control would not result in a change in the portfolio management of the Fund, or to Rogge’s compliance or investment processes. The Trustees concluded that it was satisfied with the nature, quality and extent of the services currently provided by Rogge under the current Sub-Advisory Agreement and expected to be provided by Rogge under the New Sub-Advisory Agreement, and such services were reasonable and appropriate in relation to the Sub-Advisory fee.

Performance. As to investment performance, the Board reviewed the performance of the Fund as compared to a peer group, benchmark index, and its Morningstar category average (“Morningstar Average”) (collectively, the “Comparison Groups”) for the 1-year and since inception (November 5, 2013) through December 31, 2015 time periods. The Board noted that the Fund underperformed the Comparison Groups over the 1-year period. The Board further noted that although the Fund underperformed its benchmark index net of fees over the same period, it outperformed the benchmark index gross of fees and that the benchmark index does not include fees. The Trustees considered the Adviser’s explanation that the Fund’s underperformance versus its Morningstar Average was primarily due to the fact that the Fund invests strictly in international bonds and, therefore, did not benefit from the performance of U.S. bonds. The Trustees agreed performance was satisfactory, but also agreed to monitor the Fund’s performance as it would be more meaningful to re-evaluate the Fund over longer time periods.

Cost of Services. The Trustees noted that the schedule of fees and compensation in the New Sub-Advisory Agreement is the same as in the current Sub-Advisory Agreement. As to the cost of the services provided and the profits realized by the Sub-Adviser, the Board considered the Base Fee and Performance Fee components of the fulcrum fee. They noted that the fulcrum fee results in a +/-25 basis points adjustment to the Base Fee of 45 basis points based on the performance of the Fund’s Class N share versus the performance of the benchmark. The Trustees compared the Base Fee to the Sub-Adviser’s fee for two other accounts with similar strategies and discussed the Sub-Adviser’s explanation for fee differences. The Trustees also discussed at length the operation of the Performance Fee and the impact on

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fees and expenses based on various performance results. They discussed the unique nature of the Performance Fee, which results in higher fees when the Sub-Adviser delivers results, and how this fact must be integrated into their analysis of fees. The Independent Trustees concluded that the sub-advisory fee is within a reasonable range.

Profitability. The Board then considered the potential fee adjustments to be made to the Fund’s Base Fee based on performance. The Trustees affirmed their belief that the 12-month period over which performance is computed is sufficiently long to provide a reasonable basis for indicating performance. The Trust officers confirmed that the performance adjustment to the Base Fee had been calculated daily during the first twelve months, based on the average net assets of the Fund from inception of the Sub-Advisory Agreement to date, and the comparative performance of the Fund (based on Class N shares) to the Fund’s performance benchmark. The Trustees confirmed their belief that the method by which the Performance Fee is calculated under the New Sub-Advisory Agreement ensures that any significant fee adjustments are attributable to the Sub-Adviser’s skill or lack thereof, rather than to random fluctuations, and the Performance Fee clearly aligns the Sub-Adviser’s interest with those of the shareholders. After consideration, the Board was satisfied that the relationship of the fee adjustments to the Base Fee was not disproportionately large and that the Fund’s sub-advisory fee was acceptable in light of all of the factors discussed. The Board reviewed a profit analysis provided by the Sub-Adviser and agreed that the Sub-Adviser’s profits were not excessive.

Economies of Scale. As to the extent to which the Fund will realize economies of scale, the Board, including the Independent Trustees, concurred that any material economies of scale would not be achieved by the Fund in the near term. The Independent Trustees further considered that the Adviser had successfully negotiated a reasonable Base Fee with the Sub-Adviser and monitors sub-advisory fees to effect reductions when warranted.

Conclusion. Having requested and received such information from the Adviser and Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of the proposed New Sub-Advisory Agreement, and as assisted by the advice of counsel, the Board, including all of the Independent Trustees, unanimously concluded that (a) the terms of the of the New Sub-Advisory Agreement is fair and reasonable and approval of the New Sub-Advisory Agreement is in the best interests of International Opportunity Bond, its shareholders and prospective shareholders.

As a result of their considerations, the Board, including all of the Independent Trustees, determined that approval of the New Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and unanimously approved the New Sub-Advisory Agreement.

IV.                        OTHER MATTERS

The following table provides information about shareholders of record of the Fund as of July 15, 2016 that own more than 5% of a share class.

Class	Name & Address	Percent of Class
C	Dunham Trust Company 730 Sandhill Road, Suite 310 Reno, Nevada 89521	70.60%
N	Dunham Trust Company 730 Sandhill Road, Suite 310 Reno, Nevada 89521	99.77%

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As of July 15, 2016, the Trustees and officers as a group owned less than 1% of the Fund’s outstanding shares.

The Trust will furnish, without charge, a copy of the Trust’s annual report for the fiscal year ended October 31, 2015 and semi-annual report for the period ended April 30, 2016, to a shareholder upon request. To obtain the Trust’s annual report, please contact the Trust by calling 1-888-3DUNHAM (or by writing to Dunham Funds, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, NE 68130).

The Trust is not required to hold annual meetings of shareholders, and therefore it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust within a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting. The cost of the preparation, printing and distribution of this Information Statement is an expense of Rogge.

Principal Underwriter, Administrator and Custodian. Dunham & Associates also serves as the Distributor for the shares of the Fund pursuant to a Distribution Agreement between the Trust, on behalf of the Fund, and Dunham & Associates. Gemini Fund Services, LLC (“Gemini”) provides administrative and fund accounting services to the Fund and acts as transfer, dividend disbursing and shareholder servicing agent to the Fund. Gemini’s administrative and fund accounting services are located at 80 Arkay Drive, Suite 110, Hauppauge, New York 11788 and Gemini’s transfer agency operations are located at 17605 Wright Street, Suite 2, Omaha, NE 68130. US Bank, N.A., which has its principal place of business at 425 Walnut Street, Cincinnati, OH 45202, serves as the Fund's custodian.

Delivery of Documents to Shareholders Sharing an Address. Only one Information Statement is being delivered to multiple shareholders sharing an address unless the Trust has received contrary instructions from one or more of the shareholders. Upon written or oral request, the Trust will promptly deliver a separate copy of this Information Statement to a shareholder at a shared address to which a single copy of the document was delivered. Contact the Trust by calling 1-888-3DUNHAM (338-6426) or writing to Dunham Funds, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, NE 68130. Shareholders at shared addresses can also contact the Trust to indicate their preference regarding receiving multiple or single copies annual or semi-annual reports, information statements or notices of internet availability of proxy materials at their shared address.

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3/23/2016

THE DUNHAM FUNDS
SUB-ADVISORY AGREEMENT

This AGREEMENT is dated March 23, 2016 and effective on or about 31 May, 2016 among DUNHAM & ASSOCIATES INVESTMENT COUNSEL, INC., a California corporation (the “Adviser”), DUNHAM FUNDS, a Delaware statutory trust (the “Trust”) and ROGGE GLOBAL PARTNERS LIMITED, a United Kingdom private limited company (formerly Rogge Global Partners plc) (the “Sub-Adviser”) (each a “Party,” and together, the “Parties”).

WHEREAS, the Adviser and the Sub-Adviser are registered with the Securities and Exchange Commission (“SEC”) as investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and engage in the business of providing investment management services; and

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated January 15, 2008 (the “Advisory Agreement”) with the Trust, a Delaware business trust registered with the SEC as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), currently consisting of several separate series of shares (each a “Series”), each having its own investment objectives and policies and which is authorized to create more Series, and each of which may be issued in one or more classes; and

WHEREAS, the Advisory Agreement permits the Adviser, subject to the supervision and direction of the Trust’s Board of Trustees (the “Board”), to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

WHEREAS, the Adviser desires to retain Sub-Adviser to assist it in the provision of a continuous investment program for that portion of the assets of one or more of the Trust’s Series listed on Exhibit A hereto (as the same may be amended from time to time by mutual written consent of the Parties) (each, a “Fund”; collectively, the “Funds”), which assets the Adviser may from time to time assign to the Sub-Adviser (the “Sub-Adviser Assets”), and the Sub-Adviser is willing to render such services subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of mutual covenants recited below, the Parties agree and promise as follows:

1.                Appointment as Sub-Adviser. The Adviser hereby retains the Sub-Adviser to act as investment adviser for and to manage the Sub-Adviser Assets, subject to the supervision of the Adviser and the Board and subject to the terms of this Agreement; and the Sub-Adviser hereby accepts such employment. In such capacity, the Sub-Adviser shall be responsible for the investment management of the Sub-Adviser Assets. The Sub-Adviser agrees to exercise the same skill and care in performing its services under this Agreement as the Sub-Adviser exercises in performing similar services with respect to other fiduciary accounts for which the Sub-Adviser has investment responsibilities.

2.                Duties of Sub-Adviser.

(a)             Investments. The Sub-Adviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of each Fund as set forth in such Fund’s prospectus and statement of additional information as currently in effect and as supplemented or amended from time to time (collectively referred to as the “Prospectus”) and subject to the Instructions (as defined below) to purchase, hold and sell in its discretion investments for the Sub-Adviser Assets and to monitor on a continuous basis the performance of the Sub-Adviser Assets. In providing these services, the Sub-Adviser will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Sub-Adviser Assets and may generally take all action,

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whether or not expressly authorized, which the Sub-Adviser may deem necessary or desirable for the fulfillment of its duties hereunder. The Adviser agrees to provide the Sub-Adviser information concerning a Fund, its assets available or to become available for investment, and generally as to the conditions of a Fund’s or the Trust’s affairs. As used in this Agreement, “Instructions” means the written directions from time to time of the Adviser and the Board, consistent with this Agreement and the Prospectus; provided that the Sub-Adviser shall not be required to breach any regulatory requirement of any relevant authority, any order of a court of competent jurisdiction, or the Sub-Adviser’s trading and compliance practices or policies. The Sub-Adviser will advise the Adviser in writing promptly if it is unable to comply with any Instructions received for any such reason and shall not be obligated to follow such Instructions until a mutually agreeable resolution is reached.

(b)             Compliance with Applicable Laws and Governing Documents. In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall with respect to Sub-Adviser Assets, act in conformity with the Trust’s Declaration of Trust and By-Laws (each dated November 27, 2007), the Prospectus, and the Instructions, will conform to and comply with the applicable requirements of the 1940 Act, the Advisers Act, and all other applicable federal and state laws and regulations, and will use reasonable efforts to ensure that each Fund (to the extent of the respective Sub-Adviser Assets) complies with the gross income and diversification requirements of Sections 851(b)(2) and 851(b)(3) of the Internal Revenue Code of 1986, as amended (the “Code”). The Adviser will provide the Sub-Adviser with a copy of the minutes of the meetings of the Board to the extent they may affect a Fund or the duties of the Sub-Adviser, and with the copies of any financial statements or reports made by a Fund to its shareholders, and any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

The Adviser shall provide the Sub-Adviser such information as may reasonably be necessary for the Sub-Adviser to fulfill its compliance obligations under the immediately previous paragraph.

The Adviser will provide the Sub-Adviser with reasonable (not less than 45 days) advance notice, in writing, of any change in a Fund’s investment objectives, policies and restrictions as stated in the Prospectus, and the Sub-Adviser shall, in the performance of its duties and obligations under this Agreement, manage the Sub-Adviser Assets consistent with such changes. In addition to such notice, the Adviser shall provide to the Sub-Adviser a copy of a modified Prospectus reflecting such changes.

The Sub-Adviser hereby agrees to provide to the Adviser in a timely manner, in writing, upon the Adviser’s written request, such information relating to the Sub-Adviser and its relationship to, and actions for, a Fund required by law to be contained in the Prospectus or in the Trust’s registration statement on Form N-1A, as the same may be amended from time to time (“Registration Statement”). The Sub-Adviser agrees that any such information provided to the Adviser specifically for inclusion in the Prospectus will be accurate in all material respects and not contain any omission of a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Sub-Adviser or to any affiliated person of the Sub-Adviser by the Adviser or the Trust.

The Adviser shall provide the Sub-Adviser with complete copies of each Registration Statement, application for exemptive relief, request for no-action relief or any order or response thereafter made with the SEC or the Internal Revenue Service with respect to the Trust, Sub-Adviser Assets, or any Fund that has Sub-Adviser Assets, promptly after each filing or document is made or submitted.

(c)             Voting of Proxies; Other Issuer Matters. The Sub-Adviser shall exercise voting responsibility, either in person or by proxy, in accordance with its proxy voting policy, with respect to all securities in which the Sub-Adviser Assets may be invested from time to time, and shall not be required to seek instructions from the Adviser, the Trust or a Fund. If both the Sub-Adviser and another entity managing assets of a Fund have invested in the same security, the Sub-Adviser and such other entity will each have the power to vote those shares of such security over which it has investment discretion. The Sub-Adviser agrees to provide such reasonable assistance as may be

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necessary or appropriate to enable the Adviser and the Trust to prepare and timely file with the SEC any required disclosures of Sub-Adviser’s proxy voting policies and procedures and Sub-Adviser’s voting record with respect to Sub-Adviser Assets.

It is the sole responsibility of the Adviser or the Custodian to provide the Sub-Adviser with timely notification of any corporate action notices from issuers of securities constituting the Sub-Adviser Assets. The Sub-Adviser will not have any responsibility for monitoring the occurrence or status of legal claims affecting any securities included in the Sub-Adviser Assets, including without limitation claims in bankruptcy, restructurings, class action securities litigation, and other litigation, nor for participating in or taking any action, including without limitation filing proofs of claim and related documents, with respect to any such legal claims. The Adviser acknowledges that it or the Custodian is responsible for arranging for the supervision and management of all such legal claims.

(d)             Agent. Subject to any other written instructions of the Adviser or the Trust, the Sub-Adviser is hereby appointed the Adviser’s and the Trust’s agent and attorney-in-fact for the limited purposes of carrying out its responsibilities hereunder, including executing account documentation, agreements, contracts and other documents as the Sub-Adviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the Sub-Adviser Assets. The Sub-Adviser agrees to provide the Adviser and the Trust with copies of any such agreements intended to be executed on behalf of the Adviser or the Trust, prior to the execution thereof. So long as the Sub-Adviser has not acted in bad faith or in a manner which constitutes gross negligence, it shall be fully indemnified by the Adviser and the Trust, jointly and severally, against any and all losses (including reasonable attorneys’ fees and expenses) in acting as agent and attorney-in-fact under this subsection (d).

(e)             Brokerage. The Sub-Adviser will place orders pursuant to the Sub-Adviser’s investment determinations for a Fund either directly with the issuer or with any broker or dealer; provided, however, that in executing portfolio transactions and selecting brokers or dealers and counterparties, the Sub-Adviser will use its best efforts to seek on behalf of a Fund the best overall execution available in accordance with the Sub-Adviser’s best execution policy. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including but not limited to the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction the Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to a Fund and/or other accounts over which the Sub-Adviser may exercise investment discretion. The Sub-Adviser is authorized, unless restricted in writing by the Board, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any of the Funds that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to a Fund and/or its other discretionary clients, or if otherwise consistent with its best execution policy.

(f)               Securities Transactions. In no instance, however, will any Fund’s portfolio securities be knowingly purchased from or sold to the Adviser, the Sub-Adviser, the Trust’s principal underwriter, or any affiliated person of either the Trust, the Adviser, the Sub-Adviser or the Trust’s principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC and the 1940 Act.

The Sub-Adviser, including its Access Persons (as defined in subsection (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and its Code of Ethics (which shall comply in all material respects with Rule 17j-1), as the same may be amended from time to time. On at least an annual basis, the Sub-Adviser will comply with the reporting requirements of Rule 17j-1, which may include either

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(i) certifying to the Adviser that the Sub-Adviser and its Access Persons have complied with the Sub-Adviser’s Code of Ethics with respect to the Sub-Adviser Assets, or (ii) identifying any material violations which have occurred with respect to the Sub-Adviser Assets and (iii) certifying that it has adopted procedures reasonably necessary to prevent Access Persons from violating the Sub-Adviser’s Code of Ethics. The Sub-Adviser will also submit its existing Code of Ethics for initial approval by the Board and subsequently within six months of any material change thereto.

The Sub-Adviser agrees to observe and comply with Rule 206(4)-7 of the Advisers Act, as the same may be amended from time to time. On at least an annual basis, the Sub-Adviser will comply with the review requirements of Rule 206(4)-7, which may include either (i) certifying to the Adviser that the Sub-Adviser has complied with its own compliance policies and procedures, (ii) identifying any material violations which have occurred with respect to the Sub-Adviser’s compliance policies and procedures and (iii) certifying that it has adopted or amended the policies and procedures to prevent future violations of the Sub-Adviser’s compliance policies and procedures. The Sub-Adviser will also submit its existing compliance policies and procedures for initial approval by the Board and subsequently within six months of any material change thereto.

The Sub-Adviser may give advice and take action with respect to the Funds that differs from the advice made or recommended or actions taken with respect to itself, its affiliates or its other clients even though the investment objectives may be the same or similar, provided that the Sub-Adviser acts in good faith and follows a policy of allocating over a period of time investment opportunities to the Funds on a fair and equitable basis relative to such other accounts, taking into consideration the investment policies and investment restrictions to which such other accounts and the Funds are subject. The Sub-Adviser’s internal policies regarding aggregation of client trades and other self-imposed polices may be applied to this relationship so long as they are in compliance with the rules or documents referred to in this Agreement.

(g)             Books and Records. The Sub-Adviser shall maintain separate detailed records of all matters pertaining to the Sub-Adviser Assets, including, without limitation, brokerage and other records of all securities transactions. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Sub-Adviser solely on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on written request; provided that the Trust shall maintain copies of any memorandum, recommendation or other record of the reasons for any investment transaction that is described in the preceding clause for compliance purposes only and shall not disclose or use, or permit any other person to use, them for any investment or other purpose. The Sub-Adviser further agrees to preserve for the periods prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act.

Notwithstanding the foregoing, maintenance and preservation of the records required under the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act shall be the responsibility of the Adviser.

(h)             Information Concerning Sub-Adviser Assets and the Sub-Adviser. From time to time as the Adviser, and any consultants designated by the Adviser, or the Trust may request, the Sub-Adviser will furnish the requesting party reports on portfolio transactions and reports on Sub-Adviser Assets held in the portfolio, all in such detail as the Adviser, its consultant(s) or the Trust may reasonably request. Reports which are not routinely provided by the Sub-Adviser shall be provided or caused to be provided by the Sub-Adviser at the expense of the Trust. The Sub-Adviser also will inform the Adviser in a timely manner of changes in the senior portfolio managers responsible for Sub-Adviser Assets, any changes in the ownership or executive management of the Sub-Adviser, or of material changes in the control of the Sub-Adviser. Upon reasonable request, the Sub-Adviser will make available its senior investment professionals to meet at the Sub-Adviser’s offices with the Trust’s Board to review the Sub-Adviser Assets.

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From time to time, as reasonably requested in writing by the Adviser or the Fund, the Sub-Adviser also will provide such information or perform such additional acts as are customarily provided or performed by a Sub-Adviser, that may be required for a Fund or the Adviser to comply with their respective obligations under applicable laws, including, without limitation, the gross income and diversification requirements of Sections 851(b)(2) and 851(b)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), the 1940 Act, the Advisers Act, the Securities Act of 1933, as amended (the “Securities Act”) and any federal or state securities laws, and any rule or regulation thereunder.

The Adviser and the Trust will provide such information to the Sub-Adviser or perform such additional acts as may be reasonably necessary in order for the Sub-Adviser to provide the services under this Agreement.

(i)               Custody Arrangements. It is the responsibility of the custodian to ensure that each proxy vote as determined and communicated to it by the Sub-Adviser’s designated proxy-voting service is duly cast on the correct number of shares included in the Sub-Adviser Assets. The Sub-Adviser shall on each business day provide the Adviser, its consultant(s), and the Trust’s custodian such information as the Adviser, consultant(s) and the Trust’s custodian may reasonably request relating to all transactions concerning the Sub-Adviser Assets. The parties hereto agree that the Sub-Adviser will not have custody of any assets of the Trust.

(j)               Historical Performance Information. To the extent agreed upon by the Parties, the Sub-Adviser will provide the Trust with historical performance information on similarly managed investment companies or for other similarly managed accounts to be included in the Prospectus or for any other uses permitted by applicable law. Provided that the historical performance information so provided is numerically accurate, the Sub-Adviser assumes no liability for its inclusion in the Prospectus, sales literature or advertising or other use by the Adviser or the Trust.

3.                Independent Contractor. In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent a Fund, the Trust or the Adviser in any way or otherwise be deemed an agent of a Fund, the Trust or the Adviser.

4.                Expenses. During the term of this Agreement, except as otherwise provided herein, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the costs of securities, commodities and other investments (including brokerage commissions, other transaction charges and interest, if any) purchased or otherwise acquired, or sold or otherwise disposed of for a Fund. The Sub-Adviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement. The Trust or the Adviser, as the case may be, shall reimburse the Sub-Adviser for any expenses as may be reasonably incurred by the Sub-Adviser, at the request of and on behalf of a Fund or the Adviser. The Sub-Adviser shall keep and supply to the Trust and the Adviser reasonable records of all such expenses.

5.                Compensation. For the services provided and the expenses assumed with respect to a Fund pursuant to this Agreement, the Sub-Adviser will be entitled to the fee as described and for the Fund(s) listed on Exhibit A. Any fee earned and due to the Sub-Adviser shall be payable no later than the tenth (10th) business day following the date of calculation, from the Trust on behalf of the Fund(s).

If this Agreement is terminated prior to the end of any calendar month, the fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which this Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 10 business days after the date of termination.

6.                Representations and Warranties of the Sub-Adviser. The Sub-Adviser represents and warrants to the Adviser and the Trust as follows:

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(a)             The Sub-Adviser is and will remain registered as an investment adviser under the Advisers Act to the extent required thereby;

(b)             The Sub-Adviser is a corporation duly organized and validly existing under the laws of the United Kingdom, with the power to own and possess its assets and carry on its business as it is now being conducted;

(c)             The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement (except for any necessary amendments of the Sub-Adviser’s Form ADV), and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser; and

(d)             The Form ADV of the Sub-Adviser previously provided to the Adviser (a copy of which is attached as Exhibit B to this Agreement) is a true and complete copy of the form Part 1 of which is currently filed with the SEC and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading. The Sub-Adviser will promptly provide the Adviser and the Trust with a complete copy of all subsequent amendments to its Form ADV (including, without limitation, any necessary amendments of the Sub-Adviser’s Form ADV to reflect the execution, delivery and performance of this Agreement).

7.                Representations and Warranties of the Adviser. The Adviser represents and warrants to the Sub-Adviser and the Trust as follows:

(a)             The Adviser is and will remain registered as an investment adviser under the Advisers Act to the extent required thereby;

(b)             The Adviser is a corporation duly organized and validly existing under the laws of the State of California with the power to own and possess its assets and carry on its business as it is now being conducted;

(c)             The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its Board of Directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

(d)             The Form ADV of the Adviser as provided to the Sub-Adviser is a true and complete copy of the form as currently filed with the SEC and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(e)             The Adviser shall provide to the Sub-Adviser a complete copy of each amendment to its Form ADV;

(f)               The Adviser acknowledges that it received a copy of the Sub-Adviser’s Form ADV (a copy of which is attached as Exhibit B) at least 48 hours prior to the execution of this Agreement; and

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(g)             The Adviser and the Trust have duly entered into the Advisory Agreement pursuant to which the Trust authorized the Adviser to enter into this Agreement.

8.                Use of Sub-Adviser’s Name and Logo. During the term of this Agreement, the Adviser and the Trust shall have the non-exclusive and non-transferable right to use the Sub-Adviser’s name and logo in all prospectuses, proxy statements and reports to shareholders relating to the Funds. Upon termination of this Agreement, the Fund and the Adviser shall forthwith cease to use such names (and logo), except as provided for herein. In addition, the Sub-Adviser may use the names of the Adviser and the Fund in its representative client lists, which may be shared with persons not currently affiliated with the Adviser or the Sub-Adviser. Upon termination of this Agreement, the Sub-Adviser shall forthwith cease to use such names.

9.                Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Sub-Adviser and the Adviser pursuant to Sections 6 and 7, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

10.             Liability and Indemnification.

(a)             Liability. The duties of the Sub-Adviser shall be confined to those expressly set forth herein, with respect to the Sub-Adviser Assets. The Adviser and the Trust acknowledge that the Sub-Adviser makes no guaranty that specific investment results will be achieved, regardless of any understanding, express or implied, between the Sub-Adviser and the Adviser or the Trust about the investment objectives of the Sub-Adviser Assets. The Sub-Adviser shall not be liable for any loss arising out of any portfolio investment or disposition hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law or the Advisers Act which cannot be waived or modified hereby. Without limiting the foregoing, the Sub-Adviser shall have no responsibility whatsoever under this Agreement for, and shall incur no liability for any loss or other damages which may result from (i) the establishment of the Prospectus or (ii) any action taken by the Sub-Adviser at the direction of the Adviser or Trust or any failure of the Sub-Adviser to act in the absence of such directions in connection with any matter as to which the Sub-Adviser has no discretionary authority under this Agreement.

(b)             Indemnification. The Sub-Adviser shall indemnify the Adviser, the Trust and each Fund, and their respective affiliates and controlling persons for any liability and expenses, including reasonable attorneys’ fees, which the Adviser, the Trust or a Fund and their respective affiliates and controlling persons may sustain as a result of the Sub-Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, provided, however, that neither the Adviser, the Trust nor any Fund shall be indemnified for any liability or expenses which may be sustained as a result of the breach by any one of them of this Agreement, willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law.

The Adviser shall indemnify the Sub-Adviser, its affiliates and its control persons (who are not shareholders of the Trust) for a) any liability and expenses, including reasonable attorneys’ fees, howsoever arising from, or in connection with, the Adviser’s breach of this Agreement or its representations and warranties herein, willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or a violation of applicable law; provided, however, that the Sub-Adviser shall not be indemnified for any liability or expenses which may be sustained as a result of the Sub-Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law; or b) any claim that documents filed with the Securities and Exchange Commission with respect to any Fund, including without limitation, the Prospectus or Statement of Additional Information, contains any misstatement of material fact, omits to state any fact necessary to make the statements therein not misleading, or omits any information required by applicable law or

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regulation to be included therein (provided that the misstatement or omission was not based on written information provided by the Sub-Advisor specifically for inclusion therein).

A party indemnified hereunder shall notify the party from whom indemnification is sought promptly after receipt of notice of the commencement of any action or proceeding, or threat thereof, or any other circumstance, for which indemnification may be sought hereunder; provided that the failure to do so shall not relieve the indemnifying party of its obligations hereunder except to the extent its is prejudiced thereby. The indemnifying party may participate in, and, to the extent it elects, assume and control the defense of any such action or proceeding with counsel reasonably satisfactory to the indemnified party, and the indemnified party shall cooperate fully with the indemnifying party, at the indemnifying party’s expense, in defense of such claim. After the indemnifying party elects to assume the defense of such an action or proceeding, it shall not be obligated to pay any legal fees or costs of separate counsel to the indemnified party incurred without its consent. The indemnified party shall not concede liability, and shall not be indemnified with respect to any compromise or settlement in any action or proceeding without the indemnifying party’s prior written consent.

11.             Duration and Termination.

(a)             Duration. This Agreement, unless sooner terminated as provided herein, shall remain in effect from the date of execution or, if later, the date the initial capital to a Fund of the Trust is first provided (the “Effective Date”), until two years from the Effective Date, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (1) by the vote of a majority of those Trustees of the Trust who are not interested persons of any Party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of each Fund (except as such vote may be unnecessary pursuant to relief granted by an exemptive order from the SEC). The foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

(b)             Termination. This Agreement may be terminated as to any Fund at any time, without the payment of any penalty by: (1) the vote of a majority of the Trustees of the Trust or by the Adviser, in each case, on not less than 30 days nor more than 60 days written notice to the Sub-Adviser, or (2) by any Party immediately upon written notice to the other Party in the event of a breach of any provision to this Agreement by such other Party, or (3) by the Sub-Adviser at any time without the payment of any penalty, on not less than 30 days’ nor more than 60 days written notice to the Adviser and the Trust.

This Agreement shall not be assigned and shall terminate automatically in the event of its assignment, except as provided otherwise by any rule, exemptive relief, or no-action letter provided or pursuant to the 1940 Act, or upon the termination of the Advisory Agreement.

This Agreement shall extend to and bind the successors and permitted assigns of the Parties.

12.             Amendment. This Agreement may be amended by mutual written consent of the Parties, provided that the terms of any material amendment shall be approved by: (a) the Trust’s Board of Trustees and (b) the vote of a majority of those Trustees of the Trust who are not interested persons of any Party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law, and unless otherwise permitted pursuant to exemptive relief granted by the SEC or no-action position granted by the SEC or its staff, by a vote of the majority of a Fund’s outstanding voting securities.

13.             Limitation of Liability. It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of the trustees, shareholders, officers, agents or employees of Funds personally, but only bind the property of the Funds, as provided in the Trust’s Declaration of Trust.

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14.             Confidentiality. Subject to the duties of the Adviser, the Trust (and each Fund), and the Sub-Adviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the Parties hereto shall treat as confidential all information pertaining to a Fund and the actions of the Sub-Adviser, the Adviser, the Trust, and a Fund in respect thereof. In accordance with Section 248.11 of Regulation S-P (17 CFR 248.1-248.30), Sub-Adviser will not directly, or indirectly through an affiliate, disclose, except as permitted or required by law, any non-public personal information, as defined in Reg. S-P, received from the Trust or the Adviser, regarding any shareholder, to any person that is not affiliated with the Trust or with Sub-Adviser, and, provided that, any such information disclosed to an affiliate of Sub-Adviser shall be under the same limitations on non-disclosure. The Sub-Adviser may disclose the existence of this Agreement and information about the Sub-Adviser Assets and their management to its bankers, advisers and others who have a relationship of confidence with the Sub-Adviser and need to know such information in the ordinary course of their business with the Sub-Adviser.

15.             Notice. Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the Party giving notice to the other Party at the last address furnished by the other Party:

(a)             If to the Adviser:

Jeffrey A. Dunham, President & CEO
Dunham & Associates Investment Counsel, Inc.
P.O. Box 910309
San Diego, CA 92191
Phone: (858) 964-0500

(b)             If to the Trust:

Denise S. Iverson, Treasurer
Dunham Funds
P.O. Box 910309
San Diego, CA 92191
Phone: (858) 964-0500

(c)             If to the Sub-Adviser:

Angela Ruane
Rogge Global Partners
444 Madison Avenue, Suite 3700
New York, NY 10022
Phone: (212) 735-9949

16.             Governing Law. This Agreement shall be governed by the internal laws of the State of California, without regard to conflict of law principles; provided, however that nothing herein shall be construed as being inconsistent with the 1940 Act. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

17.             Entire Agreement. This Agreement embodies the entire agreement and understanding between the Parties, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

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18.             Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

19.             Certain Definitions. For the purposes of this Agreement and except as otherwise provided herein, “interested person,” “affiliated person,” “affiliates,” “controlling persons” and “assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

20.             Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

21.             Force Majeure. Without in any way limiting any other provision hereof, the Sub-Adviser shall not be responsible or liable for any losses to the Sub-Adviser Assets resulting from nationalization, expropriation, devaluation, seizure, or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, levies or other charges affecting the Sub-Adviser Assets; or acts of war, terrorism, insurrection or revolution; or acts of God; or any other similar event beyond the control of the Sub-Adviser.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the day and year first written above.

ADVISER
DUNHAM & ASSOCIATES INVESTMENT COUNSEL, INC.

By: /s/ Jeffrey A. Dunham

Name: Jeffrey A. Dunham
Title: President

TRUST

DUNHAM FUNDS

By: /s/ Denise S. Iverson

Name: Denise S. Iverson
Title: Treasurer

SUB-ADVISER
ROGGE GLOBAL PARTNERS LIMITED

By: /s/ David Witzer

Name: David Witzer

Title: Director

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EXHIBIT A TO

SUB-ADVISORY AGREEMENT

AMONG

DUNHAM & ASSOCIATES INVESTMENT COUNSEL, INC.;

DUNHAM FUNDS;

AND

ROGGE GLOBAL PARTNERS LIMITED

Effective on or about 31 MAY 2016

DUNHAM INTERNTATIONAL OPPORTUNITY BOND FUND Class C
Ticker: DCIOX
DUNHAM INTERNTATIONAL OPPORTUNITY BOND FUND Class N
Ticker: DNIOX
DUNHAM INTERNTATIONAL OPPORTUNITY BOND FUND Class A
Ticker: DAIOX

FEE SCHEDULE / COMPENSATION
The Sub-Adviser shall be paid a Fulcrum Fee, consisting of a “Base Fee” and a “Performance Fee” component. Definitions, along with the specific methods of calculation, are described below.
Base Fee	45 Basis Points (0.45%) annually (one basis point “bp” equals one hundredth of one percent)
Performance Fee	The performance fee rate will vary by up to +/-25 bps (0.25%) and the Performance Fee shall be added to or subtracted from the Base Fee to arrive at the total Fulcrum Fee. The comparative index is the Barclays Global Aggregate Bond ex-US Index Unhedged (the “Index”) over the applicable measurement period. Fund performance will be based on Class N share performance (net of all expenses). The Adviser shall notify the Sub-Adviser prior to any changes to the expense structure of Class N or prior to the addition of any new classes to the Fund.
The performance fee rate will increase/decrease by 1 bp (0.01%) for each 4 bps (0.04%) of outperformance/underperformance of the Index. There will be no adjustment to the Base Fee, i.e. the performance fee rate will be 0% if the Fund performs within the “null zone,” defined as +/- 0 bps (0.00%) relative to the Index.
It is possible that the Fund could pay the Sub-Adviser more than the Base Fee even though the performance of both the Fund and the Index is negative. This may occur when the decline in the performance of the Index is greater than the decline in the Fund’s performance.
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Calculation method:

Base Fee The Base Fee will be computed daily at the annual rate disclosed above applied to the Fund’s daily net assets.

Performance Fee The performance fee rate will be derived from the comparative performance of the Fund relative to the Index, according to the terms discussed above, over a trailing 12-month period that is “built up” each month as described in Exhibit C. The Performance Fee to be paid will be calculated by applying the annualized performance fee rate calculated to the Fund’s average daily net assets during the “built up” trailing 12-month period as described in Exhibit C. The Performance Fee will be accrued daily.

Fulcrum Fee The total Fulcrum Fee (Base Fee plus or minus Performance Fee) will be paid monthly.

By virtue of using average daily net assets over a “rolling” 12-month period for purposes of calculating the Performance Fee while using average net assets for the month for the for purposes of calculating the Base Fee, the actual total Fulcrum Fee paid by the Fund to the Sub-Adviser may be higher or lower than the maximum or minimum annual rates described above if the average daily net assets do not remain constant during the rolling 12-month period. If the Fund is significantly underperforming versus the Index and the Fund’s net assets have declined significantly, the monthly total Fulcrum Fee can be a negative number (although the Base Fee rate minus the performance fee rate can never be negative (the Minimum Fee is 20 bps), the Fulcrum Fee can be negative). In such instances, if there is a negative Fulcrum Fee and this is not earned back or offset the following month, the Sub-Adviser must reimburse the Fund the amount of the negative Fulcrum Fee monthly. Likewise, in the case where the Fund has significantly underperformed versus the Index but net assets have increased significantly, the monthly total Fulcrum Fee can be greater than 0.20% although the Base Fee rate minus the performance fee rate may be 0.20%. Again, this is due to the fact that different periods are used as a basis for determining the net assets used to calculate both the Base Fee and the Performance Fee. In such instances, the Fund will pay the Sub-Adviser the monthly Fulcrum Fee. For a more detailed explanation, see Exhibit C.

In the event this Agreement is terminated, the total Fulcrum Fee accrued as of the effective date of the termination will be computed and the Sub-Adviser shall reimburse the Fund if the accrued Fulcrum Fee is negative and the Fund shall pay the Sub-Adviser if the accrued Fulcrum Fee is positive.

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The Fee Table below illustrates how the performance fee rate is calculated:

Cumulative Twelve Month	Performance Fee
Return Versus Index	Rate
1.00% or more Greater than the Index	0.25%
0.92% Greater than the Index	0.23%
0.84% Greater than the Index	0.21%
0.76% Greater than the Index	0.19%
0.68% Greater than the Index	0.17%
0.60% Greater than the Index	0.15%
0.52% Greater than the Index	0.13%
0.44% Greater than the Index	0.11%
0.36% Greater than the Index	0.09%
0.28% Greater than the Index	0.07%
0.20% Greater than the Index	0.05%
0.12% Greater than the Index	0.03%
0.04% Greater than the Index	0.01%
0.00% Even with the Index	0.00%
0.04% Less than the Index	-0.01%
0.12% Less than the Index	-0.03%
0.20% Less than the Index	-0.05%
0.28% Less than the Index	-0.07%
0.36% Less than the Index	-0.09%
0.44% Less than the Index	-0.11%
0.52% Less than the Index	-0.13%
0.60% Less than the Index	-0.15%
0.68% Less than the Index	-0.17%
0.76% Less than the Index	-0.19%
0.84% Less than the Index	-0.21%
0.92% Less than the Index	-0.23%
1.00% or more Less than the Index	-0.25%
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EXHIBIT B

ROGGE GLOBAL PARTNERS LIMTIED

FORM ADV

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EXHIBIT C

Performance Fee Calculation Detailed Description

Definitions:

Base Fee Rate: 0.45%

Performance Fee Rate: +/- 0.25%

Null Zone: +/- 0.00%

Benchmark: Barclays Global Aggregate Bond ex-US Index Unhedged. The Benchmark Total Return is the return of the Benchmark over a specified period.

Net Assets: The excess of the fair value of securities owned, cash, receivables, and other assets over the total liabilities (including all operating expenses) of the Fund.

Total Return: A periodic measure of a Fund’s overall change in value, which assumes the reinvestment of dividends and capital gains distributions.

Sub-Advisory Fee Calculation Methodology:

(11/1/2013 to 10/31/2014):

•	Base Fee
1.	The Base Fee shall be calculated on a daily basis by applying the Base Fee Rate to the total Fund Net Assets from the prior day.

Formula: Daily Base Fee = Prior Day Fund Net Assets * (Base Fee Rate / 365 or 366)

•	Performance Fee
1.	The Comparative Performance (“CP”) shall be calculated on a daily basis by comparing the Benchmark Total Return to the Fund Class N shares Total Return for the period from inception of the sub-advisory contract (November 1, 2013) through the prior business day (“Measurement Period’) to determine over/under performance.

Formula: CP = Fund Class N Total Return – Benchmark Total Return

2.	The Performance Fee Rate (“PFR”) shall be calculated on a daily basis by dividing CP by 4.00. In other words, the Performance Fee Rate will increase/decrease by 1 basis point (0.01%) for every 4.00 basis points (0.04%) that Class N shares out/under perform the Benchmark.

a.	For CP calculations that fall within the null zone (i.e. +/-0.00%), the PFR will be 0.00%.
b.	The maximum PFR will be 0.25% and the minimum PFR will be

-0.25%.

Formula: PFR = CP / 4.00

3.	The Performance Fee (“PF”) shall be calculated on a daily basis (cumulative since the start date of 11/1/13) by applying the PFR to the Fund Average Daily
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Net Assets during the Measurement Period and multiplying the results by the number of days in the Measurement Period divided by the total number of days in the year.

Formula: Cumulative PF during the Measurement Period = (PFR * Measurement Period Average Daily Net Assets) * (Days in Measurement Period / 365 or 366)

•	Fulcrum Fee
1.	The Performance Fee is added to or subtracted from the Base Fee to equal the Fulcrum Fee (“FF”).

Formula: FF = BF +/- PF

•	Payment Method
1.	On a monthly basis, the Fund shall pay to the Sub-Adviser the Minimum Fee Rate (“MFR”) earned of 0.20% on an annualized basis (Base Fee – PFR minimum) applied to the Average Daily Net Assets for the month.

Formula: MF = (0.20% * Average Daily Net Assets for the month) * (Days in Month / 365 or 366)

2.	At the end of the initial year (11/1/2013 to 10/31/2014) of the Sub-Advisory contract, the Fund shall pay to the Sub-Adviser in a lump sum the accrued Fulcrum Fee, less the total of any Minimum Fees paid out during the year.

(11/1/2014 forward):

•	Base Fee
1.	As in the initial year, the Base Fee shall be calculated each month on a daily basis by applying the Base Fee Rate to the total Fund Net Assets from the prior day.

Formula: Daily Base Fee = Prior Day Fund Net Assets * (Base Fee Rate / 365 or 366)

•	Performance Fee

1.	The Comparative Performance (“CP”) shall be calculated daily by comparing the Benchmark Total Return to the Fund Class N shares Total Return on a built up rolling 12-month period to determine over/under performance.

a.	The beginning date of the Measurement Period for calculating Total Return remains fixed at the first day of the 12-month period (Month 1) and ends with the prior business day of the current month (Month 12), until such time as you reach month-end, thereby “building up” to the 12-month Measurement Period. (Example: 11/1/14-10/1/15; 11/1/14-10/2/15,…11/1/14-10/31/15)
b.	Once a 12-month period is reached, the beginning date of the Measurement Period for calculating Total Return is rolled one month and calculated in the same manner (Example: 9/1/15-8/1/16, 9/1/15-8/2/16,…9/1/15-8/31/16)

Formula: CP = Fund Class N Total Return – Benchmark Total Return

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2.	The Performance Fee Rate (“PFR”) shall be calculated on a daily basis by dividing CP by 4.00. In other words, the Performance Fee Rate will increase/decrease by 1 basis point (0.01%) for every 4.00 basis points (0.04%) that Class N shares out/under perform the Benchmark.
a.	For CP calculations that fall within the null zone (i.e. +/-0.00%), the PFR will be 0.00%.
b.	The maximum PFR will be 0.25% and the minimum PFR will be -0.25%.

Formula: PFR = CP / 4.00

3.	The Performance Fee (“PF”) shall be calculated on a daily basis (cumulative from the start of the month through the prior business day of the current month) by applying the PFR (during the Measurement Period used to calculate CP) to the Fund Average Daily Net Assets during the Measurement Period used to calculate CP (See Step 1a of the Performance Fee section above) and multiplying the results by the number of days in the current month of the Measurement Period (Month 12) divided by the total number of days in the year.

Formula: Cumulative PF for the month = (PFR * Average Daily Net Assets during Measurement Period used to compute CP) * (Days in current month / 365 or 366)

•	Fulcrum Fee
1.	The Performance Fee is added to or subtracted from the Base Fee to equal the Fulcrum Fee (“FF”).

a.	By virtue of using different periods for calculating average daily net assets for the Performance Fee (a “rolling” 12-month period) versus the Base Fee (the most recent month), the actual total FF for the month may be higher than the maximum annual rate of 0.70% (0.45% Base Fee + 0.25% Performance Fee) or lower than the minimum annual rate of 0.20% (0.45% Base Fee – 0.25% Performance Fee) if the average daily net assets do not remain constant during the rolling 12-month period.

Formula: FF = BF +/- PF

•	Payment Method
1.	On a monthly basis, the Fund shall pay to the Sub-Adviser the total accrued Fulcrum Fee.

a.	As described under item 1.a. of the Fulcrum Fee section above, in the case where the Fund is significantly underperforming versus the Benchmark and the Fund’s net assets have declined significantly, the monthly total FF can be a negative number (although the Base Fee Rate minus the Performance Fee Rate can never be negative (the Minimum FF is 20 bps), the FF itself can be negative) (See Example Below). Although rare, in such instances, if there is a negative FF, the Sub-Adviser must subsequently reimburse the Fund the amount of the negative FF.

Example:

Base Fee: $20 million (Avg Daily Net Assets For Most Recent Month) * 0.45% * (31/365) = $7,643.84

Performance Fee: $50 million (Avg Daily Net Assets for rolling 12-month period) * -0.25% * (31/365) = $(10,616.44)

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Total Fulcrum Fee: $(2,972.60) = $7,643.84 (Base Fee) - $10,616.44 (Performance Fee)

b.	Likewise, in the case where the Fund has significantly underperformed versus the Benchmark but net assets have increased significantly, the monthly total FF can be greater than the Minimum FF (See Example Below). Again, this is due to the fact that different periods are used as a basis for determining the average net assets used to calculate both the Base Fee and the Performance Fee. In such instances, the Fund will pay the Sub-Adviser the monthly Fulcrum Fee.

Example:

Base Fee: $70 million (Avg Daily Net Assets For Most Recent Month) * 0.45% * (31/365) = $26,753.42

Performance Fee: $50 million (Avg Daily Net Assets for rolling 12-month period) * -0.25% * (31/365) = $(10,616.44)

Total Fulcrum Fee: $16,136.99 = $26,753.42 (Base Fee) - $10,616.44 (Performance Fee)

A-18

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND

a series of Dunham Funds

10251 Vista Sorrento Parkway, Suite 200

San Diego, CA 92121

(888) 3DUNHAM (338-6426)

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This communication presents only an overview of the Information Statement that is available to you on the internet relating to the Dunham International Opportunity Bond Fund (the “Fund”), a series of Dunham Funds (the “Trust”). We encourage you to access and review all of the important information contained in the Information Statement.

The Information Statement describes the recent approval of an amended and restated sub-advisory agreement with Rogge Global Partners Limited (formerly known as Rogge Global Partners PLC) (“Rogge” or the “Sub-Adviser”), the Fund’s Sub-Adviser with respect to a change to its ownership. The Investment Company Act of 1940, as amended, provides that sub-advisory contracts are automatically terminated in the event of their "assignment." Because the definition of assignment includes a "change in control" of a sub-adviser, the Fund’s sub-advisory agreement with Rogge could be deemed to have automatically terminated on May 31, 2016, when the Sub-Adviser’s ownership changed. As a result, at a meeting held on March 23, 2016, the Independent Trustees unanimously elected to approve an amended and restated sub-advisory agreement with Rogge, which is on materially identical terms as the prior sub-advisory agreement with Rogge.

The Trust has received an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission that allows certain sub-adviser changes to be made without shareholder approval. The Order instead requires that an information statement be sent to shareholders of the Fund. In lieu of physical delivery of the Information Statement, the Fund will make the Information Statement available to you on the Trust’s website.

This Notice of Internet Availability of the Information Statement is being mailed on or about August 5, 2016 to shareholders of record of the Fund as of July 15, 2016. The Information Statement will be available on the Trust’s website at http://www.dunham.com/FundLiterature.aspx?TickerID=52 until September 30, 2016. A paper or e-mail copy of the Information Statement may be obtained, without charge, by contacting the Trust at (888) 3DUNHAM (338-6426).

If you want to receive a paper or e-mail copy of the Information Statement, you must request one. A copy of the Information Statement may be obtained upon request and without charge.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.